Spirit of America INCOME & OPPORTUNITY FUND
Summary Prospectus | May 1, 2022	Class A Shares Ticker: SOAOX Class C Shares Ticker: SACOX Institutional Shares Ticker: SOIOX

Before you invest, you may want to review the Spirit of America Income & Opportunity Fund’s (the “Opportunity Fund” or the “Fund”) prospectus, which contains more information about the Opportunity Fund and its risks. You can find the Opportunity Fund’s prospectus and other information about the Opportunity Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Opportunity Fund’s prospectus and Statement of Additional Information, both dated May 1, 2022, and most recent report to shareholders, dated December 31, 2021, are all incorporated by reference into this Summary Prospectus.

Investment Objective:

The Opportunity Fund seeks to provide current income and the potential for capital appreciation.

Fees and Expenses of the Opportunity Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Opportunity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Opportunity Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the Funds comprising Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”), the Opportunity Fund, and the Spirit of America Energy Fund (the “Energy Fund”), collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least

$25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Opportunity Fund’s prospectus and in the section titled “How to Purchase Shares” of the Opportunity Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.41%	2.16%	1.16%
Fee Waiver and/or Expense Reimbursements(3)	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.26%	2.01%	1.01%

(1)   A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)  The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Opportunity Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Opportunity Fund’s financial highlights table.

(3)  Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25%, 2.00% and 1.00% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2023. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and the expense waiver/reimbursement remains in place for only the first year. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Opportunity Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$597	$886	$1,196	$2,073
Class C Shares — no redemption	$204	$662	$1,146	$2,481
Class C Shares — with redemption	$304	$662	$1,146	$2,481
Institutional Shares	$103	$354	$624	$1,396

Portfolio Turnover:

The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Opportunity Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Opportunity Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies:

The Opportunity Fund seeks to achieve its investment objective by investing a substantial percentage of its total assets in a combination of the following:

•        Equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization (including small cap companies), whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends.

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•        Fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). Step coupon bonds are bonds that typically do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. Floating rate bonds pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate. The floating rate bond tends to decrease the security’s price sensitivity to changes in interest rates. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Opportunity Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

•        Equity REITs and mortgage REITs. A real estate investment trust (“REIT”) is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Opportunity Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Opportunity Fund.

•        Master Limited Partnerships (“MLPs”), provided that no more than 25% of the net assets of the Opportunity Fund shall be invested in MLPs at any given time. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as the “energy infrastructure.”

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As part of its investment process, the Adviser relies on the portfolio manager’s investment experience and research to identify investment opportunities in the equity and fixed income securities markets that will provide steady sources of income and some potential for capital appreciation without incurring unnecessary risks.

Principal Risks of Investing in the
Opportunity Fund:

An investment in the Opportunity Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Opportunity Fund’s share price may fluctuate within a wide range. There is no assurance that the Opportunity Fund will achieve its investment objective. The Opportunity Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Opportunity Fund and different risks may be more significant at different times depending upon market conditions or other factors.

•        Interest Rate Risk — The Opportunity Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise.

•        Credit Risk — The Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Opportunity Fund may invest in junk bonds. The Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Opportunity Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Opportunity Fund may lose its entire investment in those securities.

•        Call Risk — Another risk that could most adversely affect the Opportunity Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Opportunity Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•        Market Risk — The market value of the Opportunity Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Opportunity Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by the Opportunity Fund may not appreciate in value as the Adviser anticipates.

Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “Principal Risks of Investing in the Opportunity Fund” section.

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In addition, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been transmitted globally. In March 2020, the World Health Organization announced that COVID-19 could be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Opportunity Fund and the securities in which the Opportunity Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Opportunity Fund’s prospectus.

•        Dividend Payment Risk — The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

•        Equity Securities Risk — Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

•        Preferred Securities Risk — Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

•        Convertible Securities Risk — Convertible securities risk is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

•        Foreign Securities Risk — The Opportunity Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

•        MLP Risk — Investing in MLPs involves risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing

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or distributing; (iii) new construction risks and acquisition risk which can limit growth potential; (iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; (v) depletion of the natural gas reserves or other commodities if not replaced; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and (ix) threats of attack by terrorists.

•        Portfolio Management Risk — The Opportunity Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

•        REITs Risk — REITs are dependent upon management skills, are primarily invested in real estate and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

•        Risks of CMOs — The Opportunity Fund may be affected by credit risk of CMOs, which is the possibility that the Opportunity Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Opportunity Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities and some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements. These so-called “private label” CMOs are the sole obligation of their issuer.

•        Small Cap Company Risk — Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Suitability:

An investment in the Opportunity Fund may be suitable for intermediate to long-term investors who seek high current income and the potential for some capital appreciation. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information:

The bar chart and performance table below illustrate the risks of investing in the Opportunity Fund by showing changes in the Opportunity Fund’s performance from year to year and by showing how the Opportunity Fund’s average annual total returns compare with those of a broad measure of market performance. The Opportunity Fund’s past performance (before and after taxes) does not necessarily indicate how the Opportunity Fund will perform in the future.

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The bar chart shows the changes in annual total returns from inception for the Opportunity Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Opportunity Fund’s Annual Returns (%)
Class A Shares

Best Quarter	10.19% in the quarter ended June 30, 2020
Worst Quarter	(8.40)% in the quarter ended March 31, 2020

The performance table shows how the Opportunity Fund’s average annual return compares with that of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2021)

	1 Year	5 Years	Since Inception(1)
Spirit of America Income & Opportunity Fund - Class A
Return Before Taxes	9.76%	7.31%	5.63%
Return After Taxes on Distributions(2)(3)	8.75%	6.32%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	5.87%	5.31%	3.99%
Spirit of America Income & Opportunity Fund – Class C
Return Before Taxes	13.48%	7.57%	7.68%
Spirit of America Income & Opportunity Fund – Institutional
Return Before Taxes	15.59%	N/A	19.21%
Bloomberg U.S. Aggregate Bond Index(4)	(1.54)%	3.57%	3.30%

(1)  Class A Shares of the Opportunity Fund commenced operations on July 8, 2013. Class C Shares of the Opportunity Fund commenced operations on March 15, 2016. Institutional Shares of the Opportunity Fund commenced operations on May 1, 2020.

(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.

(3)  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)  The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Aggregate Bond Index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the Bloomberg U.S. Aggregate Bond Index is reflective of the inception date of Class A Shares of the Opportunity Fund. A direct investment in an index is not possible.

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Investment Adviser:

Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Manager:

Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Opportunity Fund. Mr. Reilly began serving as Portfolio Manager of the Opportunity Fund on January 16, 2020. Mr. Reilly has been associated with the Adviser since November 18, 2015.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Opportunity Fund.

Purchasing and Selling Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Opportunity Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:

The Opportunity Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax exempt income.

Payments to Broker-Dealers and
Other Financial Intermediaries:

If you purchase shares of the Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Opportunity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAOX-SP22

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